Exhibit 99.3
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 333-127626, 333-127631 and 333-127750) of ACCO Brands Corporation of our report dated April 29, 2005, except for notes 13 and 16 for which the date is September 30, 2005 and note 1A for which the date is February 13, 2006, relating to the financial statements of ACCO Brands Corporation which appears in this Current Report on Form 8-K.
     PricewaterhouseCoopers LLP
     Chicago, Illinois
     February 13, 2006